Exhibit 99
FOR IMMEDIATE RELEASE

Media Contact:	Investor Contact:
Sharon Rothwell	Maria Duey
Vice President, Corporate Affairs	Vice President, Investor Relations
313.792.6028	313.792.5500
MASCO CORPORATION REPORTS SECOND QUARTER RESULTS
AND NEW SHARE REPURCHASE AUTHORIZATION
Masco Corporation Highlights:
     Second Quarter 2007
•	Net sales from continuing operations declined six percent to $3.1 billion.

•	Income from continuing operations was $186 million or $.50 per common share.

•	The Company returned $454 million to shareholders through share repurchases and dividends.

•	The Company had over $900 million in cash and marketable securities at June 30 2007.

•	The Company, as previously announced, acquired Erickson Construction Company and Guy Evans, Inc. which provide products and installation services to the new home construction market. These acquisitions have annual net sales of approximately $200 million.

•	Today, the Company’s Board of Directors authorized the repurchase of up to 50 million shares for retirement of the Company’s common stock.
     Taylor, Michigan (July 31, 2007) — Masco Corporation (NYSE: MAS) today reported that net sales from continuing operations for the quarter ended June 30, 2007, including the positive effect of acquisitions and currency translation, declined six percent to $3.1 billion compared with $3.4 billion for the second quarter of 2006. North American sales declined 10 percent and International sales increased 14 percent. In local currencies, International sales increased six percent compared with the second quarter of 2006.
     Income from continuing operations was $186 million or $.50 per common share and $215 million or $.53 per common share in the second quarters of 2007 and 2006, respectively.
     Second quarter 2007 results were adversely affected by lower sales volume of installation and other services, assembled cabinets and windows and doors in the new home construction market and a continued moderation in consumer spending for certain “big ticket”

home improvement items, such as cabinets, as well as a less favorable product mix and increased commodity costs. Results were aided by recent acquisitions, increased sales volume of paints and stains and International operations, particularly plumbing products.
     As part of its profit improvement programs, the Company has been focused on the rationalization of its businesses, including sourcing programs, business consolidations, plant closures, headcount reductions and other initiatives. During the second quarters of 2007 and 2006, the Company incurred costs and charges of $23 million pre-tax ($.04 per common share, after tax) and $26 million pre-tax ($.05 per common share, after tax), respectively, related to profit improvement programs. The Company also had non-cash impairment charges related to financial investments of $10 million pre-tax ($.02 per common share, after tax) and $78 million pre-tax ($.13 per common share, after tax) in the second quarters of 2007 and 2006, respectively. Results benefited from net gains related to financial investments of $6 million pre-tax ($.01 per common share, after tax) and $11 million pre-tax ($.02 per common share, after tax) in the second quarters of 2007 and 2006, respectively.
     While results in the second quarter of 2007 were below the second quarter of 2006, reflecting a decline of over 20 percent in housing starts (following a first quarter comparative decline of 30 percent), results were better than the Company anticipated when it updated its full-year 2007 earnings guidance in May. Results in the second quarter of 2007 were aided by recent acquisitions, the favorable effect of currency translation, profit improvement programs and selling price increases, partially offsetting commodity cost increases and lower sales volume.
     Economic conditions, however, remain uncertain in the Company’s markets. Housing starts have declined dramatically in the last 12 months due to previous excessive speculative buying, rapidly rising home prices in recent years reducing affordability and less attractive mortgage terms. The subprime mortgage issues that have plagued the new home construction market in recent months have made it more difficult to obtain a mortgage, adding to an already difficult market for new homes. As a result, the Company has reduced its 2007 housing starts estimate to approximately 1.4 million, or the low end of its previous range of 1.4 to 1.5 million. In addition, the Company continues to see a moderation in consumer spending for certain “big ticket” home improvement items, such as cabinets, and currently estimates that the Company’s 2007 full-year sales will decline mid single digits compared with 2006, a change from the Company’s previous estimate of a decline of low-to-mid single digits.
     The Company believes that the negative impact to its results of this reduction in estimated housing starts to approximately 1.4 million will be largely offset by a combination of the stronger-than-expected first half results, the continued favorable effect of currency translation, share repurchases, recent acquisitions, selling price increases, market share gains and the profit improvement programs it is pursuing. Accordingly, at this time, the Company, assuming no escalation in commodity costs, estimates that 2007 full-year earnings from continuing operations will approximate $1.60 to $1.70 per common share, instead of its guidance given in May of approximately $1.50 to $1.70 per common share. This guidance includes costs of approximately $70 million pre-tax ($.12 per common share, after tax) related to plant start-up, severance, systems implementations and other initiatives.
     Headquartered in Taylor, Michigan, Masco Corporation is one of the world’s leading manufacturers of home improvement and building products, as well as a leading provider of services that include the installation of insulation and other building products.
     A conference call regarding items contained in this release is scheduled for Tuesday, July 31, 2007 at 11:00 a.m. ET. Participants in the call are asked to register five to ten minutes prior to the scheduled start time by dialing (913) 981-5558 (confirmation #2422691). The conference call will be webcast simultaneously on the Company’s website at www.masco.com and supplemental material, including the financial data referred to on the call and a reconciliation of non-GAAP information provided on the call, will also be available on the website. A replay of the call will be available on Masco’s website or by phone by dialing (719) 457-0820 (replay access code #2422691) approximately two hours after the end of the call and will continue through August 7, 2007.
     Masco Corporation’s press releases and other information are available through the Company’s toll free number, 1-888-MAS-NEWS, or under the Investor Relations section of Masco’s website at www.masco.com.
     Statements contained herein that reflect the Company’s views about its future performance constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. These views involve risks and uncertainties that are difficult to predict and, accordingly, the Company’s results may differ materially from the results discussed in such forward-looking statements. For an explanation of various factors that may affect our performance, refer to our most recent Annual Report on Form 10-K (particularly the “Risk Factors” section) and to any subsequent Quarterly Reports on Form 10-Q, all of which are on file with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The Company believes that certain non-GAAP performance measures and ratios that may be contained herein, used in managing the business, may provide users of this financial information with additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States. Additional information about the Company is contained in the Company’s filings with the Securities and Exchange Commission and is available on Masco’s website at www.masco.com.
# # # #

MASCO CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME — UNAUDITED
For the Three Months and Six Months Ended June 30, 2007 and 2006
(In Millions Except Per Common Share Data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2007	2006	2007	2006
Net sales	$3,148	$3,354	$6,013	$6,508
Cost of sales	2,241	2,378	4,354	4,661

Gross profit	907	976	1,659	1,847
Selling, general and administrative expenses	542	525	1,037	1,041
Impairment charge for goodwill	—	10	—	10

Operating profit	365	441	622	796
Other income (expense), net	(64)	(99)	(85)	(129)

Income from continuing operations before income taxes, minority interest and cumulative effect of accounting change, net	301	342	537	667
Income taxes	108	119	193	231

Income from continuing operations before minority interest and cumulative effect of accounting change, net	193	223	344	436
Minority interest	7	8	16	14

Income from continuing operations before cumulative effect of accounting change, net	186	215	328	422
Income from discontinued operations, net	3	4	4	4
Cumulative effect of accounting change, net	—	—	—	(3)

Net income	$189	$219	$332	$423

Earnings per common share (diluted):
Income from continuing operations before cumulative effect of accounting change, net	$0.50	$0.53	$0.86	$1.04
Income from discontinued operations, net	0.01	0.01	0.01	0.01
Cumulative effect of accounting change, net	—	—	—	(0.01)

Net income	$0.51	$0.54	$0.87	$1.04

Average diluted common shares outstanding	374	402	381	407

MASCO CORPORATION
BUSINESS AND FINANCIAL HIGHLIGHTS
In accordance with SFAS No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets,” the Company has accounted for the 2007 planned disposition of a European business unit in the Decorative Architectural Products segment and the September 2006 disposition of a business unit in the Other Specialty Products segment as discontinued operations.
In April 2007 and July 2007, the Company completed the sale of two relatively small business units in the Plumbing Products segment; these business units were included in continuing operations through their respective dates of sales.
Second Quarter 2007
•	Net sales from continuing operations declined six percent, with North American sales declining 10 percent and International sales increasing 14 percent. In local currencies, International sales increased six percent compared with the second quarter of 2006.

•	Key retailer sales from continuing operations increased two percent in the 2007 second quarter compared with a decline of two percent in the 2007 first quarter and an increase of one percent in the 2006 second quarter.

•	Retail sales of paints and stains and plumbing products were strong in the second quarter of 2007.

•	International sales were strong, particularly for plumbing products, due to stronger European economies, market share gains and the favorable effect of currency translation.

•	Sales changes by segment in the second quarter of 2007 versus the second quarter of 2006 were:
•	Cabinets and Related Products sales declined 15 percent;

•	Plumbing Products sales increased five percent;

•	Installation and Other Services sales declined 14 percent;

•	Decorative Architectural Products sales increased five percent; and

•	Other Specialty Products sales declined 11 percent.

MASCO CORPORATION
BUSINESS AND FINANCIAL HIGHLIGHTS
Second Quarter 2007 (continued)
•	Second quarter 2007 results were adversely affected by lower sales volume of installation and other services, assembled cabinets and windows and doors in the new home construction market and a continued moderation in consumer spending for certain “big ticket” home improvement items, such as cabinets, as well as a less favorable product mix and increased commodity costs. Results were aided by increased sales volume of paints and stains and International operations, particularly plumbing products.

•	Income from continuing operations was $186 million or $.50 per common share and $215 million or $.53 per common share in the second quarters of 2007 and 2006, respectively.

•	Net income in the second quarter of 2007 was $189 million or $.51 per common share, including income from discontinued operations, net, of $3 million. Net income in the second quarter of 2006 was $219 million or $.54 per common share, including income from discontinued operations, net, of $4 million.

•	As part of its profit improvement programs, the Company has been focused on the rationalization of its businesses, including sourcing programs, business consolidations, plant closures, headcount reductions and other initiatives. During the second quarters of 2007 and 2006, the Company incurred costs and charges of $23 million pre-tax ($.04 per common share, after tax) and $26 million pre-tax ($.05 per common share, after tax), respectively, related to profit improvement programs.

•	The Company also had non-cash impairment charges related to financial investments of $10 million pre-tax ($.02 per common share, after tax) and $78 million pre-tax ($.13 per common share, after tax) in the second quarters of 2007 and 2006, respectively.

•	Results benefited from net gains related to financial investments of $6 million pre-tax ($.01 per common share, after tax) and $11 million pre-tax ($.02 per common share, after tax) in the second quarters of 2007 and 2006, respectively.

MASCO CORPORATION
BUSINESS AND FINANCIAL HIGHLIGHTS
Second Quarter 2007 (continued)
•	Gross margins were 28.8 percent in the second quarter of 2007 compared with 29.1 percent in the second quarter of 2006. Operating profit margins, as reported, were 11.6 percent in the second quarter of 2007 compared with 13.1 percent in the second quarter of 2006. Operating profit margins in the second quarters of 2007 and 2006 include the negative effect of increased commodity costs and costs and charges related to profit improvement programs in both years, as well as reduced sales volume in 2007.

•	SG&A expenses as a percent of sales, including general corporate expense, were 17.2 percent in the 2007 second quarter compared with 15.7 percent in the 2006 second quarter. SG&A expenses as a percent of sales increased in the second quarter of 2007 due to sales volume declines, increased advertising costs, severance costs and increased stock-based compensation expense.

•	General corporate expense was 1.6 percent of sales in both the 2007 and 2006 second quarters.

•	Accounts receivable days at the end of the second quarter were 50 days compared with 49 days a year ago.

•	Inventory days were 51 days at the end of both the second quarters of 2007 and 2006.

•	Accounts payable days at the end of the second quarter were 42 days compared with 37 days a year ago.

•	Working capital at June 30, 2007 (defined as accounts receivable and inventories less accounts payable) was 17.9 percent of the last twelve months’ sales compared with 18.1 percent a year earlier.

•	The Company’s tax rate was 35.9 percent in the second quarter of 2007 compared with 34.8 percent in the comparable period of the prior year. The Company anticipates that its tax rate on income from continuing operations in 2007 will approximate 35 to 36 percent.

•	At the end of the quarter, the Company had a strong balance sheet with over $900 million in cash and marketable securities and $2 billion in unused bank lines. The Company has $300 million of debt maturing August 15, 2007.

MASCO CORPORATION
BUSINESS AND FINANCIAL HIGHLIGHTS
Second Quarter 2007 (concluded)
•	For the twelve months ended June 30, 2007 and June 30, 2006, return on invested capital (as reported) was 8.1 percent and 12.9 percent, respectively. For the twelve months ended June 30, 2007 and June 30, 2006, return on invested capital (as reconciled) was 10.5 percent and 13.4 percent, respectively. While the Company remains committed to the continued improvement in its ROIC, recent business trends have resulted in a reduction in operating profit over the last several quarters, which has negatively impacted ROIC. The Company continues to believe that it will achieve its ROIC goal of approximately 18 percent by 2010.

•	During the quarter, the Company repurchased 13 million shares of Company common stock.

•	The Company, as previously announced, acquired Erickson Construction Company and Guy Evans, Inc., which provide products and installation services to the new home construction market. These acquisitions have annual net sales of approximately $200 million.

•	The Company’s diluted common shares for purposes of calculating earnings per common share were 374 million for the second quarter of 2007 compared with 402 million for the second quarter of 2006.

MASCO CORPORATION
BUSINESS AND FINANCIAL HIGHLIGHTS
Outlook for 2007
•	While results in the second quarter of 2007 were below the second quarter of 2006, reflecting a decline of over 20 percent in housing starts, following a decline of 30 percent in the first quarter of 2007 compared with the first quarter of 2006, results were better than the Company anticipated when it updated its full-year 2007 earnings guidance in May. Results in the second quarter of 2007 were aided by recent acquisitions, the favorable effect of currency translation, profit improvement programs and selling price increases, partially offsetting commodity cost increases and lower sales volume.

•	Economic conditions, however, remain uncertain in the Company’s markets. Housing starts have declined dramatically in the last 12 months due to previous excessive speculative buying, rapidly rising home prices in recent years reducing affordability and less attractive mortgage terms. The subprime mortgage issues that have plagued the new home construction market in recent months have made it more difficult to obtain a mortgage, adding to an already difficult market for new homes. As a result, the Company has reduced its 2007 housing starts estimate to approximately 1.4 million, or the low end of its previous range of 1.4 to 1.5 million. In addition, the Company continues to see a moderation in consumer spending for certain “big ticket” home improvement items, such as cabinets, and currently estimates that the Company’s 2007 full-year sales will decline mid single digits compared with 2006, a change from the Company’s previous estimate of a decline of low-to-mid single digits.

•	The Company believes that the negative impact to its results of this reduction in estimated housing starts to approximately 1.4 million will be largely offset by a combination of the stronger-than-expected first half results, the continued favorable effect of currency translation, share repurchases, recent acquisitions, selling prices increases, market share gains and the profit improvement programs it is pursuing. Accordingly, at this time, the Company, assuming no escalation in commodity costs, estimates that 2007 full-year earnings from continuing operations will approximate $1.60 to $1.70 per common share, instead of its guidance given in May of approximately $1.50 to $1.70 per common share. This guidance includes costs of approximately $70 million pre-tax ($.12 per common share, after tax), compared with $.10 per common share in the Company’s previous guidance, related to plant start-up, severance, systems implementations and other initiatives.

MASCO CORPORATION
BUSINESS AND FINANCIAL HIGHLIGHTS
Outlook for 2007 (concluded)
•	In the first half of 2007, the Company returned $815 million to shareholders through dividends and share repurchases (22 million shares).

•	The Company expects to continue to return a minimum of $1 billion annually to shareholders, on average, through share repurchases and dividends as part of its ongoing commitment to value creation. The Company has returned $4.8 billion to shareholders over the last four calendar years, including the repurchases of 126 million common shares and dividends.

•	In July 2007, the Company’s Board of Directors authorized the repurchase of up to 50 million shares for retirement of the Company’s common stock in open-market transactions or otherwise. This authorization replaces the previous Board of Directors’ 50 million share repurchase authorization established in May 2006 under which 36 million shares had been repurchased.

•	Diluted common shares for the computation of earnings per common share at July 1, 2007 were 372 million. This excludes the impact of any subsequent repurchases of common stock.
          Statements contained herein that reflect the Company’s views about its future performance constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. These views involve risks and uncertainties that are difficult to predict and, accordingly, the Company’s results may differ materially from the results discussed in such forward-looking statements. For an explanation of various factors that may affect our performance, refer to our most recent Annual Report on Form 10-K (particularly the “Risk Factors” section) and to any subsequent Quarterly Reports on Form 10-Q, all of which are on file with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The Company believes that certain non-GAAP performance measures and ratios that may be contained herein, used in managing the business, may provide users of this financial information with additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States. Additional information about the Company is contained in the Company’s filings with the Securities and Exchange Commission and is available on Masco’s website at www.masco.com.
###

MASCO CORPORATION — 2nd Quarter 2007

Page
1	Condensed Consolidated Statements of Operations — 2007 & 2006 by Quarter — Unaudited

2	Notes to Condensed Consolidated Statements of Operations — 2007 & 2006 by Quarter — Unaudited

3	Sales by Segment and Geographic Area — Three Months Ended June 30, 2007 & 2006 — Unaudited

4	Sales by Segment and Geographic Area — Six Months Ended June 30, 2007 & 2006 — Unaudited

5	2007 Quarterly Segment Data Excluding Costs and Charges — Unaudited

6	2007 Quarterly Segment Data Including Costs and Charges — Unaudited

7	2006 Quarterly Segment Data Excluding Costs and Charges for Profit Improvement Programs and Impairment Charges for Goodwill — Unaudited

8	2006 Quarterly Segment Data Including Costs and Charges for Profit Improvement Programs and Impairment Charges for Goodwill — Unaudited

9	Other Income (Expense), Net — 2007 & 2006 by Quarter — Unaudited

10	Condensed Consolidated Statements of Income — Three Months Ended June 30, 2007 & 2006 — Unaudited

11	Condensed Consolidated Statements of Income — Six Months Ended June 30, 2007 & 2006 — Unaudited

12	Condensed Consolidated Balance Sheets — Unaudited

13	Discontinued Operations — Unaudited

GAAP Reconciliations:

14	Sales Growth Excluding the Effect of Acquisitions and Currency Translation — Unaudited

15	Operating Profit and Margins — Unaudited

16	Operating Profit and Shareholders’ Equity — Unaudited

MASCO CORPORATION
Condensed Consolidated Statements of Operations
2007 & 2006 — by Quarter — Unaudited
(dollars in millions, except per share data)

	2007					2006
	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- North America				$2,548	$2,258	$10,537	$2,348	$2,710	$2,829	$2,650
- International, principally Europe				600	607	2,181	583	569	525	504

- Consolidated				3,148	2,865	12,718	2,931	3,279	3,354	3,154

Cost of Sales				2,241	2,113	9,212	2,191	2,360	2,378	2,283

Gross Profit				907	752	3,506	740	919	976	871
(Gross Margin)				28.8%	26.2%	27.6%	25.2%	28.0%	29.1%	27.6%

S,G&A Expense (before GCE & (Gain) on Sale of Corporate Fixed Assets)				498	447	1,847	439	468	472	468
(S,G&A Expense as a % of Sales)				15.8%	15.6%	14.5%	15.0%	14.3%	14.1%	14.8%

Operating Profit (before GCE, (Gain) on Sale of Corporate Fixed Assets, Income Regarding Litigation Settlement & Impairment Charges for Goodwill)				409	305	1,659	301	451	504	403
(Operating Margin)				13.0%	10.6%	13.0%	10.3%	13.8%	15.0%	12.8%

- North America				360	242	1,427	248	392	441	346
(Margin)				14.1%	10.7%	13.5%	10.6%	14.5%	15.6%	13.1%
- International, principally Europe				49	63	232	53	59	63	57
(Margin)				8.2%	10.4%	10.6%	9.1%	10.4%	12.0%	11.3%

General Corporate Expense (GCE), Net				49	51	203	50	52	53	48

S,G&A Expense as a % of Sales (Including GCE & (Gain) on Sale of Corporate Fixed Assets)				17.2%	17.3%	16.1%	16.7%	15.9%	15.7%	16.4%

(Gain) on Sale of Corporate Fixed Assets, Net				(5)	(3)	—	—	—	—	—

Income Regarding Litigation Settlement				—	—	(1)	(1)	—	—	—

Impairment Charges for Goodwill				—	—	317	307	—	10	—

Operating Profit (Loss) per F/S				$365	$257	$1,140	$(55)	$399	$441	$355

Earnings (Loss) per Common Share (Diluted):

Income (Loss) from Continuing Operations before Cumulative Effect of Accounting Change, Net				$0.50	$0.37	$1.20	$(0.44)	$0.57	$0.53	$0.50

Income (Loss) from Discontinued Operations, Net				0.01	—	0.03	(0.05)	0.07	0.01	—

Cumulative Effect of Accounting Change, Net				—	—	(0.01)	—	—	—	(0.01)

Net Income (Loss)				$0.51	$0.37	$1.22	$(0.49)	$0.64	$0.54	$0.50

MASCO CORPORATION
Notes to Condensed Consolidated Statements of Operations
2007 & 2006 — by Quarter — Unaudited
Notes:
-	Operating results for the first and second quarters of 2007 include costs and charges related to profit improvement programs of $25 million pre-tax ($.04 per common share, after tax) and $23 million pre-tax ($.04 per common share, after tax), respectively.

-	Income from continuing operations for the second quarter of 2007 includes non-cash impairment charges for financial investments of $10 million pre-tax ($.02 per common share, after tax).

-	Income from continuing operations for the first and second quarters of 2007 includes income related to financial investments of $22 million pre-tax ($.04 per common share, after tax) and $6 million pre-tax ($.01 per common share, after tax), respectively.

-	Operating results for the fourth quarter of 2006 include non-cash impairment charges for goodwill of $307 million pre-tax ($.79 per common share, after tax), primarily related to the Company’s European ready-to-assemble cabinet manufacturer.

-	Operating results for the first, second, third and fourth quarters of 2006 include costs and charges related to the Company’s profit improvement programs of $17 million pre-tax ($.03 per common share, after tax), $26 million pre-tax ($.05 per common share, after tax), $9 million pre-tax ($.01 per common share, after tax) and $5 million pre-tax ($.01 per common share, after tax), respectively.

-	Income (loss) from continuing operations for the second, third and fourth quarters of 2006 includes non-cash impairment charges for financial investments of $78 million pre-tax ($.13 per common share, after tax), $8 million pre-tax ($.01 per common share, after tax) and $15 million pre-tax ($.03 per common share, after tax), respectively.

-	Income (loss) from continuing operations for the first, second, third and fourth quarters of 2006 includes income related to financial investments of $6 million pre-tax ($.01 per common share, after tax), $11 million pre-tax ($.02 per common share, after tax), $9 million pre-tax ($.01 per common share, after tax) and $5 million pre-tax ($.01 per common share, after tax), respectively.

-	Income from discontinued operations for the third quarter of 2006 includes a net gain from the disposition of businesses of $50 million pre-tax ($.07 per common share, after tax).

-	Operating results exclude a business unit reclassified to discontinued operations in the second quarter of 2007 and a business unit sold in the third quarter of 2006, which were treated as discontinued operations in accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.”

-	Per common share amounts for the four quarters of 2006 do not total to the per common share amounts for the year primarily due to the timing of common stock transactions.

MASCO CORPORATION
Sales by Segment and Geographic Area
Three Months Ended June 30, 2007 & 2006 — Unaudited
(dollars in millions)

	Three Months Ended		2nd Qtr ’07
	June 30,		vs.
	2007	2006	2nd Qtr ’06
Cabinets and Related Products	$737	$863	–	15%
Plumbing Products	886	842	+	5%
Installation and Other Services	699	812	–	14%
Decorative Architectural Products	534	509	+	5%
Other Specialty Products	292	328	–	11%

Total	$3,148	$3,354	–	6%

North America	$2,548	$2,829	–	10%
International, principally Europe	600	525	+	14%

Total, as above	$3,148	$3,354	–	6%

Notes:
-	Data exclude discontinued operations.

-	Excluding acquisitions, consolidated net sales declined eight percent, North American net sales declined 12 percent and International net sales increased 14 percent compared with the second quarter of 2006 (please see page 14 for the GAAP reconciliation).

-	International net sales in local currencies increased six percent compared with the second quarter of 2006 (please see page 14 for the GAAP reconciliation).

MASCO CORPORATION
Sales by Segment and Geographic Area
Six Months Ended June 30, 2007 & 2006 — Unaudited
(dollars in millions)

	Six Months Ended		6 Months ’07
	June 30,		vs.
	2007	2006	6 Months ’06
Cabinets and Related Products	$1,428	$1,715	–	17%
Plumbing Products	1,739	1,639	+	6%
Installation and Other Services	1,337	1,618	–	17%
Decorative Architectural Products	954	905	+	5%
Other Specialty Products	555	631	–	12%

Total	$6,013	$6,508	–	8%

North America	$4,806	$5,479	–	12%
International, principally Europe	1,207	1,029	+	17%

Total, as above	$6,013	$6,508	–	8%

Notes:
-	Data exclude discontinued operations.

-	Excluding acquisitions, consolidated net sales declined nine percent, North American net sales declined 14 percent and International net sales increased 17 percent compared with the six months ended June 30, 2006 (please see page 14 for the GAAP reconciliation).

-	International net sales in local currencies increased eight percent compared with the six months ended June 30, 2006 (please see page 14 for the GAAP reconciliation).

MASCO CORPORATION
Quarterly Segment Data — 2007
Excluding Costs and Charges — Unaudited
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- Cabinets and Related Products				$737	$691
- Plumbing Products				886	853
- Installation and Other Services				699	638
- Decorative Architectural Products				534	420
- Other Specialty Products				292	263

- Total				$3,148	$2,865

- North America				$2,548	$2,258
- International, principally Europe				600	607

- Total, as above				$3,148	$2,865

Operating Profit:
- Cabinets and Related Products				$107	$82
- Plumbing Products				99	83
- Installation and Other Services				62	36
- Decorative Architectural Products				115	93
- Other Specialty Products				45	34

- Total				$428	$328

- North America				$377	$263
- International, principally Europe				51	65

- Total, as above				$428	$328

General Corporate Expense (GCE), Net				45	49

(Gain) on Sale of Corporate Fixed Assets, Net				(5)	(3)

Income Regarding Litigation Settlement				—	—

Operating Profit (after GCE and Adjustments)				388	282

Other Income (Expense), Net				(64)	(21)

Income from Continuing Operations before Income Taxes, Minority Interest and Cumulative Effect of Accounting Change, Net				$324	$261

Margins:
- Cabinets and Related Products				14.5%	11.9%
- Plumbing Products				11.2%	9.7%
- Installation and Other Services				8.9%	5.6%
- Decorative Architectural Products				21.5%	22.1%
- Other Specialty Products				15.4%	12.9%
- Total				13.6%	11.4%

- North America				14.8%	11.6%
- International, principally Europe				8.5%	10.7%
- Total, as above				13.6%	11.4%
Notes:

-	Data exclude discontinued operations.

-	Operating profit and margins by segment and geographic area are before general corporate expense, (gain) on sale of Corporate fixed assets and income regarding litigation settlement.

-	Operating profit margins for the second quarter of 2007 exclude costs and charges of $23 million pre-tax related to severance, plant start-up and system implementations as follows: Cabinets and Related Products ($11 million), Plumbing Products ($2 million), Installation and Other Services ($4 million), Decorative Architectural Products ($1 million), Other Specialty Products ($1 million) and GCE ($4 million).

-	Operating profit margins for the first quarter of 2007 exclude costs and charges of $25 million pre-tax related to severance, plant start-up and system implementations as follows: Cabinets and Related Products ($10 million), Plumbing Products ($6 million), Installation and Other Services ($6 million), Other Specialty Products ($1 million) and GCE ($2 million).

MASCO CORPORATION
Quarterly Segment Data — 2007
Including Costs and Charges — Unaudited
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- Cabinets and Related Products				$737	$691
- Plumbing Products				886	853
- Installation and Other Services				699	638
- Decorative Architectural Products				534	420
- Other Specialty Products				292	263

- Total				$3,148	$2,865

- North America				$2,548	$2,258
- International, principally Europe				600	607

- Total, as above				$3,148	$2,865

Operating Profit:
- Cabinets and Related Products				$96	$72
- Plumbing Products				97	77
- Installation and Other Services				58	30
- Decorative Architectural Products				114	93
- Other Specialty Products				44	33

- Total				$409	$305

- North America				$360	$242
- International, principally Europe				49	63

- Total, as above				$409	$305

General Corporate Expense (GCE), Net				49	51

(Gain) on Sale of Corporate Fixed Assets, Net				(5)	(3)

Income Regarding Litigation Settlement				—	—

Operating Profit (after GCE and Adjustments)				365	257

Other Income (Expense), Net				(64)	(21)

Income from Continuing Operations before Income Taxes, Minority Interest and Cumulative Effect of Accounting Change, Net				$301	$236

Margins:
- Cabinets and Related Products				13.0%	10.4%
- Plumbing Products				10.9%	9.0%
- Installation and Other Services				8.3%	4.7%
- Decorative Architectural Products				21.3%	22.1%
- Other Specialty Products				15.1%	12.5%
- Total				13.0%	10.6%

- North America				14.1%	10.7%
- International, principally Europe				8.2%	10.4%
- Total, as above				13.0%	10.6%
Notes:

-	Data exclude discontinued operations.

-	Operating profit and margins by segment and geographic area are before general corporate expense, (gain) on sale of Corporate fixed assets and income regarding litigation settlement.

-	Operating profit margins for the second quarter of 2007 include costs and charges of $23 million pre-tax related to severance, plant start-up and system implementations as follows: Cabinets and Related Products ($11 million), Plumbing Products ($2 million), Installation and Other Services ($4 million), Decorative Architectural Products ($1 million), Other Specialty Products ($1 million) and GCE ($4 million).

-	Operating profit margins for the first quarter of 2007 include costs and charges of $25 million pre-tax related to severance, plant start-up and system implementations as follows: Cabinets and Related Products ($10 million), Plumbing Products ($6 million), Installation and Other Services ($6 million), Other Specialty Products ($1 million) and GCE ($2 million).

MASCO CORPORATION
Quarterly Segment Data — 2006
Excluding Costs and Charges for Profit Improvement Programs
and Impairment Charges for Goodwill — Unaudited
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- Cabinets and Related Products	$3,286	$745	$826	$863	$852
- Plumbing Products	3,296	809	848	842	797
- Installation and Other Services	3,158	726	814	812	806
- Decorative Architectural Products	1,717	351	461	509	396
- Other Specialty Products	1,261	300	330	328	303

- Total	$12,718	$2,931	$3,279	$3,354	$3,154

- North America	$10,537	$2,348	$2,710	$2,829	$2,650
- International, principally Europe	2,181	583	569	525	504

- Total, as above	$12,718	$2,931	$3,279	$3,354	$3,154

Operating Profit:
- Cabinets and Related Products	$446	$80	$107	$138	$121
- Plumbing Products	320	48	88	101	83
- Installation and Other Services	344	65	89	95	95
- Decorative Architectural Products	371	66	107	121	77
- Other Specialty Products	225	47	69	65	44

- Total	$1,706	$306	$460	$520	$420

- North America	$1,475	$254	$401	$457	$363
- International, principally Europe	231	52	59	63	57

- Total, as above	$1,706	$306	$460	$520	$420

General Corporate Expense (GCE)	203	50	52	53	48

(Gain) Loss on Sale of Corporate Fixed Assets, Net	—	—	—	—	—

Income Regarding Litigation Settlement	(1)	(1)	—	—	—

Operating Profit (after GCE and Adjustments)	1,504	257	408	467	372

Other Income (Expense), Net	(226)	(53)	(44)	(99)	(30)

Income from Continuing Operations before Income Taxes, Minority Interest and Cumulative Effect of Accounting Change, Net	$1,278	$204	$364	$368	$342

Margins:
- Cabinets and Related Products	13.6%	10.7%	13.0%	16.0%	14.2%
- Plumbing Products	9.7%	5.9%	10.4%	12.0%	10.4%
- Installation and Other Services	10.9%	9.0%	10.9%	11.7%	11.8%
- Decorative Architectural Products	21.6%	18.8%	23.2%	23.8%	19.4%
- Other Specialty Products	17.8%	15.7%	20.9%	19.8%	14.5%
- Total	13.4%	10.4%	14.0%	15.5%	13.3%

- North American	14.0%	10.8%	14.8%	16.2%	13.7%
- International	10.6%	8.9%	10.4%	12.0%	11.3%
- Total, as above	13.4%	10.4%	14.0%	15.5%	13.3%
Notes:

-	Data exclude discontinued operations.

-	Operating profit and margins by segment and geographic area are before general corporate expense, (gain) on sale of Corporate fixed assets and income regarding litigation settlement.

-	Operating profit margins for the fourth quarter of 2006 exclude $307 million of impairment charges for goodwill as follows: Cabinets and Related Products ($306 million) and Plumbing Products ($1 million).

-	Operating profit margins for the first, second, third and fourth quarters of 2006 for the Plumbing Products segment exclude $17 million pre-tax, $11 million pre-tax, $7 million pre-tax and $4 million pre-tax, respectively, of costs and charges related to the Company’s profit improvement programs.

-	Operating profit margins for the second, third and fourth quarters of 2006 for the Cabinets and Related Products segment exclude $15 million pre-tax, $2 million pre-tax and $1 million pre-tax, respectively, of costs and charges related to the closure of a relatively small ready-to-assemble cabinet manufacturing facility.

MASCO CORPORATION
Quarterly Segment Data — 2006
Including Costs and Charges for Profit Improvement Programs
and Impairment Charges for Goodwill — Unaudited
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- Cabinets and Related Products	$3,286	$745	$826	$863	$852
- Plumbing Products	3,296	809	848	842	797
- Installation and Other Services	3,158	726	814	812	806
- Decorative Architectural Products	1,717	351	461	509	396
- Other Specialty Products	1,261	300	330	328	303

- Total	$12,718	$2,931	$3,279	$3,354	$3,154

- North America	$10,537	$2,348	$2,710	$2,829	$2,650
- International, principally Europe	2,181	583	569	525	504

- Total, as above	$12,718	$2,931	$3,279	$3,354	$3,154

Operating Profit:
- Cabinets and Related Products	$122	$(227)	$105	$123	$121
- Plumbing Products	280	43	81	90	66
- Installation and Other Services	344	65	89	95	95
- Decorative Architectural Products	371	66	107	121	77
- Other Specialty Products	225	47	69	65	44

- Total	$1,342	$(6)	$451	$494	$403

- North America	$1,417	$248	$392	$431	$346
- International, principally Europe	(75)	(254)	59	63	57

- Total, as above	$1,342	$(6)	$451	$494	$403

General Corporate Expense (GCE), Net	203	50	52	53	48

(Gain) Loss on Sale of Corporate Fixed Assets, Net	—	—	—	—	—

Income Regarding Litigation Settlement	(1)	(1)	—	—	—

Operating Profit (after GCE and Adjustments)	1,140	(55)	399	441	355

Other Income (Expense), Net	(226)	(53)	(44)	(99)	(30)

Income from Continuing Operations before Income Taxes, Minority Interest and Cumulative Effect of Accounting Change, Net	$914	$(108)	$355	$342	$325

Margins:
- Cabinets and Related Products	3.7%	-30.5%	12.7%	14.3%	14.2%
- Plumbing Products	8.5%	5.3%	9.6%	10.7%	8.3%
- Installation and Other Services	10.9%	9.0%	10.9%	11.7%	11.8%
- Decorative Architectural Products	21.6%	18.8%	23.2%	23.8%	19.4%
- Other Specialty Products	17.8%	15.7%	20.9%	19.8%	14.5%
- Total	10.6%	-0.2%	13.8%	14.7%	12.8%

- North America	13.4%	10.6%	14.5%	15.2%	13.1%
- International, principally Europe	-3.4%	-43.6%	10.4%	12.0%	11.3%
- Total, as above	10.6%	-0.2%	13.8%	14.7%	12.8%
Notes:

-	Data exclude discontinued operations.

-	Operating profit and margins by segment and geographic area are before general corporate expense, (gain) on sale of Corporate fixed assets and income regarding litigation settlement.

-	Operating profit (loss) margins for the fourth quarter of 2006 include $307 million of impairment charges for goodwill as follows: Cabinets and Related Products ($306 million) and Plumbing Products ($1 million).

-	Operating profit margins for the first, second, third and fourth quarters of 2006 for the Plumbing Products segment include $17 million pre-tax, $11 million pre-tax, $7 million pre-tax and $4 million pre-tax, respectively, of costs and charges related to the Company’s profit improvement programs.

-	Operating profit (loss) margins for the second, third and fourth quarters of 2006 for the Cabinets and Related Products segment include $15 million pre-tax, $2 million pre-tax and $1 million pre-tax, respectively, of costs and charges related to the closure of a relatively small ready-to-assemble cabinet manufacturing facility.

MASCO CORPORATION
Other Income (Expense), Net
2007 & 2006 — by Quarter — Unaudited
(in millions)

	2007					2006
	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Interest Expense				$(69)	$(63)	$(240)	$(69)	$(54)	$(53)	$(64)
Income from Cash and Cash Investments				9	14	47	22	6	5	14
Other Interest Income				2	—	2	—	—	1	1
Realized Gains from Financial Investments, Net				6	22	31	5	9	11	6
Dividend Income				1	5	10	2	1	1	6
Impairment Charges for Financial Investments				(10)	—	(101)	(15)	(8)	(78)	—
Other, Net				(3)	1	25	2	2	14	7

Total Other Income (Expense), Net				$(64)	$(21)	$(226)	$(53)	$(44)	$(99)	$(30)

Notes:

-	Data exclude discontinued operations.

-	Other, net, for the second quarters of 2007 and 2006 include $3 million and $7 million, respectively, of realized currency transaction gains.

MASCO CORPORATION
Condensed Consolidated Statements of Income
Three Months Ended June 30, 2007 & 2006 — Unaudited
(dollars and shares in millions, except per share data)

			Three Months Ended		As a Percent of Sales
		%	June 30,		Three Months Ended June 30,
Line		Change	2007	2006	2007	2006
1	Net Sales	-6%	$3,148	$3,354	100.0%	100.0%
2	Cost of Sales	-6%	2,241	2,378	71.2%	70.9%

3	Gross Profit	-7%	907	976	28.8%	29.1%

	Operation Profit
4	- Before GCE, Litigation (Income), (Gain) on Sale of Corporate Fixed Assets and Impairment Charges for Goodwill (3-8)	-19%	409	504	13.0%	15.0%
5	- After GCE, Litigation (Income), (Gain) on Sale of Corporate Fixed Assets and Impairment Charges for Goodwill (3-9-10-11)	-17%	365	441	11.6%	13.1%

	S,G&A Expense:

6	- General Corporate Expense (GCE)	-8%	49	53	1.6%	1.6%
7	- (Gain) on Sales of Corporate Fixed Assets, Net		(5)	—	-0.2%	0.0%
8	- All Other	6%	498	472	15.8%	14.1%

9	- Total S,G&A Expense	3%	542	525	17.2%	15.7%

10	Impairment Charges for Goodwill		—	(10)	0.0%	-0.3%
11	Income Regarding Litigation Settlement		—	—	0.0%	0.0%
12	Other Income (Expense), Net		(54)	(21)	-1.7%	-0.6%
13	Impairment Charges for Financial Investments		(10)	(78)	-0.3%	-2.3%

14	Income from Continuing Operations before Income Taxes, Minority Interest and Cumulative Effect of Accounting Change, Net (5+12+13)	-12%	301	342	9.6%	10.2%
15	Income Taxes	-9%	108	119	3.4%	3.5%
	(Tax Rate)		35.9%	34.8%

16	Income from Continuing Operations before Minority Interest and Cumulative Effect of Accounting Change	-13%	193	223	6.1%	6.6%
17	Minority Interest		(7)	(8)	-0.2%	-0.2%

18	Income from Continuing Operations before Cumulative Effect of Accounting Change, Net	-13%	186	215	5.9%	6.4%
19	Income from Discontinued Operations, Net		3	4	0.1%	0.1%
20	Cumulative Effect of Accounting Change, Net		—	—	0.0%	0.0%

21	Net Income	-14%	$189	$219	6.0%	6.5%

	Earnings Per Common Share (Diluted):

	Income from Continuing Operations before Cumulative Effect of Accounting Change, Net	-7%	$0.50	$0.53
	Income from Discontinued Operations, Net		0.01	0.01
	Cumulative Effect of Accounting Change, Net		—	—

	Net Income	-7%	$0.51	$0.54

	Average (Diluted) Common Shares	-7%	374	402

MASCO CORPORATION
Condensed Consolidated Statements of Income
Six Months Ended June 30, 2007 & 2006 — Unaudited
(dollars and shares in millions, except per share data)

			Six Months Ended		As a Percent of Sales
		%	June 30,		Six Months Ended June 30,
Line		Change	2007	2006	2007	2006
1	Net Sales	-8%	$6,013	$6,508	100.0%	100.0%
2	Cost of Sales	-7%	4,354	4,661	72.4%	71.6%

3	Gross Profit	-10%	1,659	1,847	27.6%	28.4%

	Operation Profit
4	- Before GCE, Litigation (Income), (Gain) on Sale of Corporate Fixed Assets and Impairment Charges for Goodwill (3-8)	-21%	714	907	11.9%	13.9%
5	- After GCE, Litigation (Income), (Gain) on Sale of Corporate Fixed Assets and Impairment Charges for Goodwill (3-9-10-11)	-22%	622	796	10.3%	12.2%

	S,G&A Expense:

6	- General Corporate Expense (GCE)	-1%	100	101	1.7%	1.6%
7	- (Gain) on Sales of Corporate Fixed Assets, Net		(8)	—	-0.1%	0.0%
8	- All Other	1%	945	940	15.7%	14.4%

9	- Total S,G&A Expense	0%	1,037	1,041	17.2%	16.0%

10	Impairment Charges for Goodwill		—	(10)	0.0%	-0.2%
11	Income Regarding Litigation Settlement		—	—	0.0%	0.0%
12	Other Income (Expense), Net		(75)	(51)	-1.2%	-0.8%
13	Impairment Charges for Financial Investments		(10)	(78)	-0.2%	-1.2%

14	Income from Continuing Operations before Income Taxes, Minority Interest and Cumulative Effect of Accounting Change, Net (5+12+13)	-19%	537	667	8.9%	10.2%
15	Income Taxes	-16%	193	231	3.2%	3.5%
	(Tax Rate)		35.9%	34.6%

16	Income from Continuing Operations before Minority Interest and Cumulative Effect of Accounting Change	-21%	344	436	5.7%	6.7%
17	Minority Interest		(16)	(14)	-0.3%	-0.2%

18	Income from Continuing Operations before Cumulative Effect of Accounting Change, Net	-22%	328	422	5.5%	6.5%
19	Income from Discontinued Operations, Net		4	4	0.1%	0.1%
20	Cumulative Effect of Accounting Change, Net		—	(3)	0.0%	0.0%

21	Net Income	-22%	$332	$423	5.5%	6.5%

	Earnings Per Common Share (Diluted):

	Income from Continuing Operations before Cumulative Effect of Accounting Change, Net	-17%	$0.86	$1.04
	Income from Discontinued Operations, Net		0.01	0.01
	Cumulative Effect of Accounting Change, Net		—	(0.01)

	Net Income	-16%	$0.87	$1.04

	Average (Diluted) Common Shares	-6%	381	407

MASCO CORPORATION
Condensed Consolidated Balance Sheets — Unaudited
(in millions)

	June 30,	December 31,
	2007	2006
Assets

Current Assets:

Cash and Cash Investments	$853	$1,958

Receivables	1,866	1,613

Inventories	1,269	1,263

Prepaid Expenses and Other	317	281

Total Current Assets	4,305	5,115

Property and Equipment, Net	2,334	2,363

Goodwill	4,086	3,957

Other Intangible Assets, Net	375	306

Other Assets	553	584

Total Assets	$11,653	$12,325

Liabilities

Current Liabilities:

Notes Payable	$325	$1,446

Accounts Payable	943	815

Accrued Liabilities	1,140	1,128

Total Current Liabilities	2,408	3,389

Long-term Debt	4,022	3,533

Deferred Income Taxes and Other	1,077	932

Total Liabilities	7,507	7,854

Shareholders’ Equity	4,146	4,471

Total Liabilities and Shareholders’ Equity	$11,653	$12,325

MASCO CORPORATION
Discontinued Operations — Unaudited
(in millions)

	Three Months Ended
	June 30,
	2007	2006
Net Sales	$19	$35

Income from Discontinued Operations	$2	$3

Gain on Disposal of Discontinued Operations, Net	2	2

Income before Income Taxes	4	5

Income Taxes	(1)	(1)

Income from Discontinued Operations, Net	$3	$4

	Six Months Ended
	June 30,
	2007	2006

Net Sales	$35	$67

Income from Discontinued Operations	$2	$5

Gain on Disposal of Discontinued Operations, Net	3	1

Income before Income Taxes	5	6

Income Taxes	(1)	(2)

Income from Discontinued Operations, Net	$4	$4

MASCO CORPORATION
GAAP Reconciliation of Sales Growth
Excluding the Effect of Acquisitions and Currency Translation — Unaudited
(in millions)

	Three Months Ended
	June 30,
	2007	2006
Consolidated Net Sales, As Reported	$3,148	$3,354

- Acquisitions	(52)	—

Consolidated Net Sales, Excluding Acquisitions	$3,096	$3,354

North American Net Sales, As Reported	$2,548	$2,829

- Acquisitions	(52)	—

North American Net Sales, Excluding Acquisitions	$2,496	$2,829

International Net Sales, As Reported	$600	$525

- Acquisitions	—	—

International Net Sales, Excluding Acquisitions	600	525

- Currency Translation	(43)	—

International Net Sales, Excluding Acquisitions and Currency Translation	$557	$525

	Six Months Ended
	June 30,
	2007	2006
Consolidated Net Sales, As Reported	$6,013	$6,508
- Acquisitions	(70)

Consolidated Net Sales, Excluding Acquisitions	$5,943	$6,508

North American Net Sales, As Reported	$4,806	$5,479
- Acquisitions	(70)

North American Net Sales, Excluding Acquisitions	$4,736	$5,479

International Net Sales, As Reported	$1,207	$1,029

- Acquisitions	—

International Net Sales, Excluding Acquisitions	1,207	1,029

- Currency Translation	(96)

International Net Sales, Excluding Acquisitions and Currency Translation	$1,111	$1,029

Notes:

-	Data exclude discontinued operations.

-	The Company presents information comparing results from one period to another excluding the results of businesses acquired in order to assess the performance of the underlying businesses and to assess to what extent acquisitions are driving growth.

-	The Company also presents information comparing results of International operations from one period to another using constant exchange rates.To present this information, current period results for foreign entities are converted into U.S. dollars using the prior period’s exchange rates, rather than exchange rates for the current period. The Company presents this information in order to assess how the underlying businesses performed in local currencies before taking into account currency fluctuations.

MASCO CORPORATION
GAAP Reconciliation of Operating Profit and Margins — Unaudited
(dollars in Millions)

	Three Months Ended June 30,
	2007		2006
	$	Margin	$	Margin
Operating Profit, As Reported	$365	11.6%	$441	13.1%

Profit Improvement Programs	23		16

Impairment Charges for Goodwill	—		10

Operating Profit, As Reconciled	$388	12.3%	$467	13.9%

	Six Months Ended June 30,
	2007		2006
	$	Margin	$	Margin
Operating Profit, As Reported	$622	10.3%	$796	12.2%

Profit Improvement Programs	48		33

Impairment Charges for Goodwill	—		10

Operating Profit, As Reconciled	$670	11.1%	$839	12.9%

Note:

-	Data exclude discontinued operations.

-	The Company believes that certain non-GAAP performance measures and ratios, used in managing the business, may provide users of this financial information with additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States.

MASCO CORPORATION
GAAP Reconciliation of Operating Profit and Shareholders’ Equity — Unaudited
(in millions)

Twelve
Months Ended
June 30,
2007
Operating Profit, As Reported	$966

Impairment Charges for Goodwill, Continuing Operations	307

Income Regarding Litigation Settlement	(1)

Operating Profit, As Reconciled	$1,272

	Twelve Months Ended
	June 30,
	2007	2006
Shareholders’ Equity, As Reported	$4,146	$4,632

Impairment Charges for Goodwill (after tax)	321	79

Income Regarding Litigation Settlement (after tax)	(1)	(1)

Shareholders’ Equity, As Reconciled	$4,466	$4,710

Notes:

-	Data exclude discontinued operations.

-	The Company believes that certain non-GAAP performance measures and ratios, used in managing the business, may provide users of this financial information with additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States.

-	This information is provided as detail for the calculation of return on invested capital (“ROIC”) which is calculated as after-tax operating profit (last twelve months, as reconciled) divided by the total of average debt (net of average cash) and average shareholders’ equity.